SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549





                                    FORM 8-K





                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report:  March 20, 2000



                               SEMCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)




         MICHIGAN                    001-15565                  38-2144267
        (State  of                  (Commission              (I.R.S.  Employer
      incorporation)               File  Number)            Identification  No.)





       405  WATER  STREET,  PORT  HURON,  MICHIGAN              48060
       (Address  of  principal  executive  offices)          (Zip  Code)



     Registrant's  telephone  number,  including  area  code     810-987-2200

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     On November 1, 1999, SEMCO Energy, Inc. ("SEMCO Energy") acquired the assets and certain liabilities of ENSTAR Natural Gas Company and the outstanding stock of Alaska Pipeline Company (together known as "ENSTAR"). Certain financial statements of ENSTAR and a pro forma combined statement of income of SEMCO Energy are filed as exhibits to this report.



ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a) Financial Statements of Business Acquired - Attached as Exhibit 99.1 are the ENSTAR Combined Financial Statements and Notes to the Combined Financial Statements for the Years Ended December 31, 1999, 1998 and 1997 as well as the audit report of KPMG LLP.

(b)     Pro  Forma Financial Information - Attached as Exhibit 99.2 is the SEMCO
Energy Pro Forma Combined Statement of Income (the "Pro Forma Statement of Income") and Notes to the Pro Forma Statement of Income for the Year Ended
December 31, 1999 reflecting the acquisition of ENSTAR. The audit report of Arthur Andersen LLP is also included as part of Exhibit 99.2.

(c)     Exhibits  -

     23.1     Consent  of  KPMG  LLP,  independent  auditors.
     23.2     Consent  of  Arthur  Andersen  LLP,  independent  auditors.
     99.1 ENSTAR Combined Financial Statements and Notes to the Combined Financial Statements for the Years Ended December 31, 1999, 1998, and 1997.
     99.2 SEMCO Energy Pro Forma Combined Statement of Income for the Year Ended December 31, 1999 reflecting the acquisition of ENSTAR.

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
                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SEMCO  Energy,  Inc.
                                             (Registrant)


Dated:  March  20,  2000               By:  /s/Sebastian  Coppola
                                          ___________________________________
                                          Sebastian  Coppola
                                          Senior  Vice  President  and
                                          Chief  Financial  Officer

                                  EXHIBIT INDEX
                                    Form 8-K
                                 March 20, 2000



                                                       Filed
                                                 ----------------------
Exhibit No.            Description               Herewith  By Reference
-----------  ----------------------------------  --------  ------------
     23.1    Consent of KPMG LLP, independent .     X
             auditors.
     23.2    Consent of Arthur Andersen LLP,. .     X
             independent auditors.
     99.1    ENSTAR Combined Financial. . . . .     X
             Statements and Notes to the
             Combined Financial Statements for
             the Years Ended December 31,
             1999, 1998, and 1997.
     99.2    SEMCO Energy Pro Forma . . . . . .     X
             Statement of Income for the Year
             Ended December 31, 1999 reflecting
             the acquisition of ENSTAR.

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